WINTHROP REALTY TRUST ANNOUNCES RESULTS FOR
FIRST QUARTER 2010 AND DECLARES SECOND QUARTER CASH DIVIDEND

FOR IMMEDIATE RELEASE

Boston, Massachusetts – May 6, 2010 – Winthrop Realty Trust (NYSE:FUR) announced today financial and operating results for the first quarter ended March 31, 2010.  All per share amounts are on a diluted basis.

2010 First Quarter Highlights and Recent Events

●
The Company reported net income attributable to Common Shares of $4.1 million or $0.20 per share for the quarter ended March 31, 2010, compared with a net loss of ($22.4) million, or ($1.42) per share loss for the quarter ended March 31, 2009.

●
Sold securities acquired for $9.3 million for sales proceeds of $11.4 million representing a gain of $2.1 million of which $0.7 million was recognized during the first quarter and $1.4 million was recognized during 2009.

●	Recorded an unrealized gain of $1.9 million on securities held at March 31, 2010.

●
In January 2010, executed new leases for 95% of the Jacksonville, Florida property, 100% of the Andover, Massachusetts property and 100% of the Burlington, Vermont office property, aggregating 707,000 square feet.

●
In February 2010, sold at par a $3.0 million Senior 8% Sub-Participation interest in the Siete Square loan and retained a $4.2 million Junior 10.4% Sub-Participation interest.  With respect to the retained interest, if the loan is satisfied at its discounted pay off amount of $5.5 million it will result in an effective yield of 19.4% to the Trust.

●	Extended or exercised options on all debt scheduled to mature in 2010 on our operating properties and the Marc properties.

➢
Three mortgage loans secured by four Marc Realty properties with an aggregate outstanding balance of approximately $29.1 million were refinanced. One loan was extended through 2011 and the remaining two loans were extended through February 2013.

➢	Obtained a two year extension of a $9.3 million loan on the River City property.

➢	In April 2010, notified the lender of the Company’s intent to exercise its one year option to extend the $23.4 million loan secured by 14 properties through June 2011.

●
In March 2010, an affiliate of Fairholme Capital Management LLC exercised its right to convert its 400,000 Series C Preferred Shares into 714,400 Common Shares, which conversion is based on a conversion price of $14.00 per share, thereby further reducing the Company’s 2012 redemption obligation by $10 million.

●	Maintained liquid assets consisting of cash, cash equivalents, restricted cash and marketable securities of $130 million at March 31, 2010.

●
Due to the inability of the Company to reach resolution with CBS Corporation and Viacom, Inc., the obligors of the lease at our Churchill, Pennsylvania property, as to their collective restoration obligations relating to the severe disrepair of the property, the Company has advised CBS and Viacom that it will be seeking damages in excess of $29 million in view of the year-end lease termination.

●	Declared a regular quarterly cash dividend for the first quarter of 2010 of $0.1625 per Common Share which was paid on April 15, 2010.

First Quarter 2010 Financial Results

Net income applicable to Common Shares for the quarter ended March 31, 2010 was $4.1 million, or $0.20 per Common Share, compared with a net loss of ($22.4) million, or ($1.42) per Common Share loss, for the quarter ended March 31, 2009.  The prior period loss is primarily the result of a $17.7 million loss attributable to our investment in Concord and the $11.1 million unrealized loss on securities carried at fair value during the 2009 period.

For the quarter ended March 31, 2010, the Company reported Funds from Operations (FFO) applicable to Common Shares of $7.9 million, or $0.37 FFO per Common Share, compared with a negative FFO of $19.3 million, or $1.22 negative FFO per Common Share, for the quarter ended March 31, 2009.  Adjusting FFO for certain items that affect comparability which are listed in the table below, FFO for the quarter ended March 31, 2010 was $7.9 million or $0.37 per Common Share, compared with negative FFO of $4.0 million, or $0.25 negative FFO per Common Share for the quarter ended March 31, 2009.

	Quarter Ended March 31,
(Amounts in thousands)	2010 (Unaudited)	2009 (Unaudited)

FFO applicable to Common Shares (1)	$7,653	$(19,299)

Items that affect comparability (income) expense:
Non-cash asset write-downs:
Provision for loss on loans receivable	-	428
Loan loss and impairments from partially owned entity – Lex-Win Concord	-	20,144
Net gain on extinguishment of debt	-	(5,237)

Total items that affect comparability	-	15,335

Series C Preferred Share dividend	113	-
Allocation of earnings to Series C Preferred Shares	114	-

FFO as adjusted for comparability	$7,880	$(3,964)

Basic weighted average Common Shares	20,598	15,806
Series C Preferred Shares	789	-
Stock options	2	-
Diluted weighted average Common Shares	21,389	15,806

Per Common Share	$0.37	$(0.25)

(1)	See the Funds From Operations table below for a reconciliation of net income (loss) to FFO for the quarters ended March 31, 2010 and 2009.
______________________

Supplemental Financial Information

Further details regarding financial results, properties and tenants can be accessed at www.winthropreit.com in the Investor Relations section.

Second Quarter 2010 Dividend Declaration

The Company’s Board of Trustees is announcing that it has declared a dividend for the second quarter of 2010 of $0.1625 per Common Share payable on July 15, 2010 to common shareholders of record on June 30, 2010.

The Company also has declared the regular quarterly cash dividend of $0.40625 per Series B-1 Preferred Share and per Series C Preferred Share which is payable on July 29, 2010 to the holders of Series B-1 Preferred Shares or Series C Preferred Shares, as applicable, of record on June 30, 2010.

Conference Call Information

The Company will host a conference call to discuss its first quarter 2010 results today, Thursday, May 6, 2010 at 2:00 pm Eastern Time.  Interested parties may access the live call by dialing (877) 407-9205 or (201) 689-8054, or via the Internet at www.winthropreit.com within the News and Events section.  A replay of the call will be available through June 6, 2010 by dialing (877) 660-6853; account #286, confirmation #347486.  An online replay will also be available through June 6, 2010.

About Winthrop Realty Trust

Winthrop Realty Trust is a real estate investment trust (REIT) that owns, manages and lends to real estate and related investments, both directly and through joint ventures.  Winthrop Realty Trust is listed on the New York Stock Exchange and trades under the symbol “FUR.”  The Company has executive offices in Boston, Massachusetts and Jericho, New York. For more information please visit www.winthropreit.com.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements in this release state the Company’s and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements for which the Company claims the protections of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995.  It is important to note that future events and the Company’s actual results could differ materially from those described in or contemplated by such forward-looking statements.  Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes, (vi) changes in accessibility of debt and equity capital markets and (vii) defaults by borrowers on loans.  Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, copies of which may be obtained from the Company or the Securities and Exchange Commission.  The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

Financial Results

Financial results for the three months ended March 31, 2010 and 2009 are as follows (in thousands except per share amounts):

	Three Months Ended March 31,
	2010	2009

Revenue
Rents and reimbursements	$9,520		$10,655
Interest and dividends	3,209		1,752
	12,729		12,407

Expenses
Property operating	1,959		1,859
Real estate taxes	720		673
Depreciation and amortization	2,362		2,851
Interest	3,651		4,275
Provision for loss on loans receivable	-		428
General and administrative	1,909		1,442
State and local taxes	15		50
	10,616		11,578

Other income (loss)
Earnings from preferred equity investments	83		1,015
Equity in loss of equity investments	(527)		(18,163)
Gain (loss) on sale of securities carried at fair value	695		(87)
Gain on extinguishment of debt	-		5,237
Unrealized gain (loss) on securities carried at fair value	2,540		(11,148)
Unrealized loss on loan securities carried at fair value	(613)		-
Interest income	37		72
	2,215		(23,074)

Income (loss) from continuing operations	4,328		(22,245)

Discontinued operations
Income (loss) from discontinued operations	122		(17)

Consolidated net income (loss)	4,450		(22,262)
Income attributable to non-controlling interest	(245)		(171)
Net income (loss) attributable to Winthrop Realty Trust	4,205		(22,433)
Income attributable to non-controlling redeemable preferred interest	(113)		-
Net income (loss) attributable to Common Shares	$4,092		$(22,433)

Comprehensive income (loss)
Consolidated net income (loss)	$4,450		$(22,262)
Change in unrealized gain on available for sale securities	7		2
Change in unrealized gain on interest rate derivative	40		138
Change in unrealized loss from equity investments	-		(197)
Comprehensive income (loss)	$4,497		$(22,319)

Per Common Share Data – Basic:
Income (loss) from continuing operations	$0.19		$(1.42)
Income from discontinued operations	0.01		-
Net income (loss) attributable to Winthrop Realty Trust	$0.20		$(1.42)

Per Common Share Data – Diluted:
Income (loss) from continuing operations	$0.19		$(1.42)
Income from discontinued operations	0.01		-
Net income (loss) attributable to Winthrop Realty Trust	$0.20	$	(1.42)

Basic Weighted-Average Common Shares	20,598		15,806
Diluted Weighted-Average Common Shares	21,389		15,806

Funds From Operations:

The following presents a reconciliation of net loss to funds from operations for the three months ended March 31, 2010 and 2009 (in thousands, except per share amounts):

	For the Three Months Ended
	March 31,
	2010 (unaudited)	2009 (unaudited)
Basic

Net income (loss) attributable to Winthrop Realty Trust	$4,205	$(22,433)
Real estate depreciation	1,506	1,690
Amortization of capitalized leasing costs	825	1,200
Real estate depreciation and amortization of unconsolidated interests	2,134	1,047
Less: Non-controlling interest share of depreciation and amortization	(785)	(803)

Funds from operations	7,885	(19,299)

Series C Preferred Share dividends	(113)	-
Allocation of earnings to Series B-1 Preferred Shares	(5)	-
Allocation of earnings to Series C Preferred Shares	(114)	-

Funds from operations applicable to Common Shares - Basic	$7,653	$(19,299)

Weighted-average Common Shares	20,598	15,806

Fund from operations per Common Share – Basic	$0.37	$(1.22)

Diluted

Funds from operations	7,885	(19,299)

Series C Preferred Share dividends	-	-
Allocation of earnings to Series B-1 Preferred Shares	(5)	-
Allocation of earnings to Series C Preferred Shares	-	-

Funds from operations applicable to Common Shares - Diluted	$7,880	$(19,299)

Basic weighted-average Common Shares	20,598	15,806
Stock options (1)	2	-
Series C Preferred Shares (1)	789	-
Diluted weighted-average Common Shares	21,389	15,806

Fund from operations per Common Share – Diluted	$0.37	$(1.22)

(1)
The Trust’s Series B-1 Preferred Shares were considered anti-dilutive for the three months ended March 31, 2010. The Trust’s Series B-1 Preferred Shares and stock options were considered anti-dilutive for the three months ended March 31, 2009.

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as net income or loss determined in accordance with Generally Accepted Accounting Principles (“GAAP”), excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus specified non-cash items, such as real estate asset depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  FFO and FFO per diluted share are used by management, investors and industry analysts as supplemental measures of operating performance of equity REITs. FFO and FFO per diluted share should be evaluated along with GAAP net income and income per diluted share (the most directly comparable GAAP measures), as well as cash flow from operating activities, investing activities and financing activities, in evaluating the operating performance of equity REITs.  FFO and FFO per diluted share exclude the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs which implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, these non-GAAP measures can facilitate comparisons of operating performance between periods and among other equity REITs. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as disclosed in the Company’s Consolidated Statements of Cash Flows.  FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance.  A reconciliation of net income to FFO is provided above.  In addition, a reconciliation of FFO to FFO before certain items that affect comparability is provided above in this press release.

Consolidated Balance Sheets:
(in thousands, except share data)

	March 31,	December 31,
	2010	2009

ASSETS
Investments in real estate, at cost
Land	$20,659	$20,659
Buildings and improvements	229,046	228,419
	249,705	249,078
Less: accumulated depreciation	(32,775)	(31,269)
Investments in real estate, net	216,930	217,809

Cash and cash equivalents	76,591	66,493
Restricted cash held in escrows	7,753	9,505
Loans receivable, net	25,516	26,101
Accounts receivable, net of allowances of $545 and $565, respectively	13,245	14,559
Securities carried at fair value	45,528	52,394
Loan securities carried at fair value	1,048	1,661
Available for sale securities, net	210	203
Preferred equity investment	3,992	4,012
Equity investments	73,010	73,207
Lease intangibles, net	23,926	22,666
Deferred financing costs, net	1,370	1,495
Assets held for sale	3,134	3,087
TOTAL ASSETS	$492,253	$493,192

LIABILITIES
Mortgage loans payable	$214,977	$216,767
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at March 31, 2010 and December 31, 2009, respectively	21,300	21,300
Accounts payable and accrued liabilities	6,722	7,401
Dividends payable	3,474	3,458
Deferred income	43	48
Below market lease intangibles, net	2,679	2,849
TOTAL LIABILITIES	249,195	251,823

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 and 544,000 shares authorized and outstanding at March 31, 2010 and December 31, 2009, respectively	3,221	12,169
Total non-controlling redeemable preferred interest	3,221	12,169

EQUITY
Winthrop Realty Trust Shareholder’s Equity:
Common Shares, $1 par, unlimited shares authorized; 21,137,268 and 20,375,483 issued and outstanding at March 31, 2010 and December 31, 2009, respectively	21,137	20,375
Additional paid-in capital	506,876	498,118
Accumulated distributions in excess of net income	(300,660)	(301,317)
Accumulated other comprehensive loss	(40)	(87)
Total Winthrop Realty Trust Shareholder’s Equity	227,313	217,089
Non-controlling interests	12,524	12,111
Total Equity	239,837	229,200
TOTAL LIABILITIES AND EQUITY	$492,253	$493,192

Further details regarding the Company’s results of operations, properties, joint ventures and tenants are available in the Company’s Form 10-Q for the quarter ended March 31, 2010 which will be filed with the Securities and Exchange Commission and will be available for download at the Company’s website www.winthropreit.com or at the Securities and Exchange Commission website www.sec.gov.

# # #

Contact Information:

AT THE COMPANY

Thomas Staples
Chief Financial Officer
(617) 570-4614